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                                                    Exhibit 10(x)


AMERICAN NATURAL ENERGY CORPORATION

                                 April 19, 1993

To:      Larry L. Terry

         We are pleased to inform you that on April 19, 1993, the Option Committee of the Board of Directors of American Natural Energy Corporation (the "Company") granted you an option to purchase 50,000 shares of Common Stock of the Company, par value $.01 per share (the "Shares"), at a price of $3.25 per Share (the "Option").

         The Option is exercisable (i) with respect to the first 25,000 Shares, subsequent to the completion of one year of service as an employee or director of the Company ("Employee"), and (ii) with respect to the remaining 25,000 Shares, subsequent to the completion of a second year of service as an Employee of the Company; provided however that service prior to the Grant Date shall be included for the purpose of calculating the periods referred to in items (i) and (ii) above, provided further, however, that the Option shall become immediately exercisable upon the sale of all or substantially all of the assets of the Company or upon the completion of a tender offer for any amount of the Common Stock of the Company exceeding 50% of the then issued and outstanding Common Shares of the Company. Notwithstanding anything to the contrary herein,
(i) this option shall be exercisable only if you are an Employee, or if exercised within 30 days after you cease to be an Employee, for any reason other than a Termination for Cause (as defined below), but in any event, on or prior to April 19, 1998. For the purpose of this agreement, "Termination for Cause" shall be deemed to mean (i) your willful and repeated refusal to follow the lawful directives of the Board of Directors or the President of the Company for the performance of material duties which you are required to perform, other than any such failure resulting from your incapacity due to physical or mental illness, or (ii) conviction of the Employee for a felony involving moral turpitude.

The Company, in its sole discretion, may file a registration statement under the Securities Act of 1933, as
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amended (the "Act") in order to register the Shares. Unless at the time of the exercise of the Option a registration statement under the Act is in effect as to such Shares, any Shares purchased by you upon the exercise of the Option shall be acquired for investment and not for sale or distribution, and if the Company so requests, upon any exercise of the Option, in whole or in part, you will execute and deliver to the Company a certificate to such effect. The Company shall not be obligated to issue any Shares pursuant to the Option if, in the opinion of counsel to the Company, the Shares to be so issued are required be registered or otherwise qualified under the Act or under any other applicable statute, regulation or ordinance affecting the sale of securities, unless and until such Shares have been so registered or otherwise qualified.

         You understand and acknowledge that, under existing law, unless at the time of the exercise of the Option a registration statement under the Act is in effect as to such Shares (i) any Shares purchased by you upon exercise of the Option may be required to be held indefinitely unless such Shares are subsequently registered under the Act or an exemption from such registration is available; (ii) any sales of such Shares made in reliance upon Rule 144 promulgated under the Act may be made only in accordance with the terms and conditions of that Rule (which, under certain circumstances, restrict the number of shares which may be sold and the manner in which shares may be sold);
(iii) in the case of securities to which Rule 144 is not applicable, compliance with Regulation A promulgated under the Act or some other disclosure exemption will be required before any Shares may be sold; (iv) certificates for Shares to be issued to you hereunder shall bear a legend to the effect that the Shares have not been registered under the Act and that the Shares may not be sold, hypothecated or otherwise transferred in the absence of an effective registration statement under the Act relating thereto or an opinion of counsel satisfactory to the Company that such registration is not required; (v) the Company will place an appropriate "stop transfer" order with its transfer agent with respect to such Shares; and (vi) the Company has undertaken no obligation to register the Shares or to include the Shares in any registration statement which may be filed by it subsequent to the issuance of any of the Shares to you.

         The Option (or installment thereof) is to be exercised by delivering to the Company a written notice of exercise in the form attached hereto as Exhibit A, specifying the number of Shares to be purchased, together with payment of the purchase price of the Shares to be purchased. The purchase price is to be paid in cash or, at the discretion of the Option Committee, by delivering shares of the Company's stock already owned by you, such shares to be deemed to have a value of $3.25 per share, or a combination of such shares and cash.





                                      -2-
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         Would you kindly evidence your acceptance of the Option by executing this letter under the words "Agreed To and Accepted."

                                  Very truly yours,

                      AMERICAN NATURAL ENERGY CORPORATION

                                  By /s/ MICHAEL K. PAULK,
                                     Michael K. Paulk,
                                     President

AGREED TO AND ACCEPTED

/s/ LARRY L. TERRY





                                      -3-
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AMERICAN NATURAL ENERGY CORPORATION

                                                             November 29, 1993

To: Larry L. Terry

         We are pleased to inform you that on October 5, 1993, the Option Committee of the Board of Directors on American Natural Energy Corporation (the "Company") granted you an option to purchase 50,000 shares of Common Stock of the Company, par value $.01 per share (the "Shares"), at a price of $5.00 per Share (the "Option").

         The Option is exercisable (i) with respect to the first 25,000 Shares, subsequent to the completion of one year of service as an employee or director of the Company ("Employee"), and (ii) with respect to the remaining 25,000 Shares, subsequent to the completion of a second year of service as an Employee of the Company; provided however that service prior to the Grant Date shall be included for the purpose of calculating the periods referred to in items (i) and (ii) above, provided further, however, that the Option shall become immediately exercisable upon the sale of all or substantially all of the assets of the Company or upon the completion of a tender offer for any amount of the Common Stock of the Company exceeding 50% of the then issued and outstanding Common Shares of the Company. Notwithstanding anything to the contrary herein,
(i) this Option shall be exercisable only if you are an Employee, or if exercised within 30 days after you cease to be an Employee, for any reason other than a Termination for Cause (as defined below), but in any event, on or prior to October 5, 1998. For the purpose of this agreement, "Termination for Cause" shall be deemed to mean (i) your willful and repeated refusal to follow the lawful directives of the Board of Directors of the President of the Company for the performance or material duties which you are required to perform, other than any such failure resulting from your incapacity due to physical or mental illness, or (ii) conviction of the Employee for a felony involving moral turpitude.

         The Company, in its sole discretion, may file a registration statement under the Securities Act of 1933, as amended (the "Act") in order to register the Shares. Unless at the time of the exercise of the Option a registration statement under the Act is in effect as to such Shares, and Shares purchased by you upon the exercise of the Option shall be acquired


             5727 South Lewis / Suite 700 / Tulsa, Oklahoma 74105
                     (918) 749-5666 / FAX (918) 749-5882
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for investment and not for sale or distribution, and if the Company so requests, upon any exercise of the Option, in whole or in part, you will execute and deliver to the Company a certificate to such effect. The Company shall not be obligated to issue any Shares pursuant to the Option if, in the opinion of counsel to the Company, the Shares to be so issued are required to be registered or otherwise qualified under the Act or under any other applicable statute, regulation or ordinance affecting the sale of securities, unless and until such Shares have been so registered or otherwise qualified.

         You understand and acknowledge that, under existing law, unless at the time of the exercise of the Option a registration statement under the Act is in effect as to such Shares (i) any Shares purchased by you upon exercise of the Option may be required to be held indefinitely unless such Shares are subsequently registered under the Act or as an exemption from such registration is available, (ii) any sales of such Shares made in reliance upon Rule 144 promulgated under the Act may be made only in accordance with the terms and conditions of that Rule (which, under certain circumstance, restrict the number of Shares which may be sold and the manner in which Shares may be sold); (iii) in the case of securities to which Rule 144 is not applicable, compliance with Regulation A promulgated under the Act or some other disclosure exemption will be required before any Shares may be sold, (iv) certificates for Shares to be issued to you hereunder shall bear a legend to the effect that the Shares have not been registered under the Act and that the Shares may not be sold, hypothecated or otherwise transferred in the absence of an effective registration statement under the Act relating thereto or an opinion of counsel satisfactory to the Company that such registration is not required; (v) the Company will place an appropriate "stop transfer" order with its transfer agent with respect to such Shares; and (vi) the Company has undertaken no obligation to register the Shares or to include the Shares in any registration statement which may be filed by it subsequent to the issuance of any of the Shares to you.

         The Option (or installment thereof) is to be exercised by delivering to the Company a written notice of exercise in the form attached hereto as Exhibit A, specifying the number of Share to be purchased, together with payment of the purchase price of the Shares to be purchased. The purchase price is to be paid in cash or, at the discretion of the Option Committee, by delivering shares of the Company's stock already owned by
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you, such Shares to be deemed to have a value of $5.00 per share, or a combination of such shares and cash.

         Would you kindly evidence your acceptance of the Option by executing this letter under the words "Agreed To and Accepted".

                                  Very truly yours,



                                  AMERICAN NATURAL ENERGY CORPORATION


                                  BY: /s/ MICHAEL PAULK
                                     Michael Paulk, President


AGREED TO AND ACCEPTED:
/s/ LARRY L. TERRY